UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 14, 2023

Date of earliest event reported: July 14, 2023

DynaResource, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

222 W. Las Colinas Blvd, Suite 1910, North Tower, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 868-9066

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DYNR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

In 2022 and 2023 the Company performed exploration drilling activities. A file of the more significant drill hole results from that drilling activity is attached this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

On July 14, 2023, the Company disclosed at its annual shareholder meeting the 2023 projected capital improvements for the Company. A table of those projected improvements is attached this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Major Intercepts of 2022 – 2023 Exploration Drilling Activity.

99.2	2023 Projected Capital Improvements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

Dated: July 14, 2023	By:	/s/ Koy W. (“K.D.”) Diepholz
Koy W. (“K.D.”) Diepholz, CEO

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